SPARTAN MARYLAND MUNICIPAL INCOME FUND
SPARTAN ARIZONA MUNICIPAL INCOME FUND
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON PROXY MATERIALS THEY RECENTLY SENT YOU REGARDING THE (SPARTAN MARYLAND MUNICIPAL INCOME FUND OR SPARTAN ARIZONA MUNICIPAL INCOME FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT
AFFECTS YOUR FUND.   I AM CALLING YOU TO FOLLOW UP ON THE PROXY MAILING.
Q. HAVE YOU RECEIVED THE PROXY MATERIALS? IT SHOULD HAVE ARRIVED WITHIN THE LAST DAY OR SO.
If NO: PERHAPS THE PROXY MATERIAL IS STILL IN THE MAIL. WHEN YOU DO RECEIVE THE PROXY MATERIAL, PLEASE REVIEW IT AT YOUR EARLIEST CONVENIENCE. THERE ARE SEVERAL OPTIONS FOR CASTING YOUR VOTE. YOU CAN VOTE BY TELEPHONE, BY FAX, OR BY RETURNING THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE RESPOND PROMPTLY WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING. THANK YOU FOR YOUR TIME THIS AFTERNOON/EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE PROXY MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY RETURNING THE PROXY CARD. IF YOU WOULD LIKE, YOU MAY ALSO VOTE BY PHONE WITH A QUICK CALL TO D.F. KING AT 1-800-628-8538. IT TAKES ABOUT 1 MINUTE TO VOTE BY PHONE.
PLEASE REPLY PROMPTLY SO THAT YOUR VOTE CAN BE COUNTED IN ADVANCE OF THE SHAREHOLDER MEETING. THANK YOU FOR YOUR TIME. (End call.)

If shareholder sounds hostile:
 WE APPRECIATE YOUR PARTICIPATION IN THIS IMPORTANT PROXY VOTE FOR YOUR FUND. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Only answer questions using the attached list of approved Q&A and proxy material. (DO NOT GUESS). DO NOT attempt to answer questions that are account-specific, outside the scope of the proxy statement, or technical in nature.
There are 2 options for escalating the call if shareholder would like to discuss technical reasons for voting. Option 1) Refer to Fidelity at 1-800-544-8888 (1-800-544-4442 if Premium); or Option 2) Above a certain threshold, ask if he/she would like to have a senior executive at Fidelity call to discuss the proposal and answer any questions.
 Q. DO YOU HAVE ANY QUESTIONS?
[Are questions outside scope of proxy statement?]
If YES: OPTION 1: BELOW THRESHOLD: ALTHOUGH I CANNOT ANSWER THAT QUESTION, YOU CAN CONTACT A FIDELITY REPRESENTATIVE FOR MORE INFORMATION. THE PHONE NUMBER FOR FIDELITY IS 1-800-544-8888 (IF PREMIUM CLIENT, 1-800-544-4442, 8 A.M. TO 8 P.M. ACROSS ALL TIME ZONES). COULD I TRANSFER YOU TO FIDELITY NOW? (if yes, call Fidelity, introduce yourself and the customer. Thank customer. End call.)
OPTION 2: ABOVE THRESHOLD: ALTHOUGH I CANNOT ANSWER THAT QUESTION, WOULD YOU LIKE TO HAVE A SENIOR EXECUTIVE AT FIDELITY CALL YOU BACK? I CAN ARRANGE TO HAVE SOMEONE CALL YOU TO DISCUSS THE PROPOSAL AND ANSWER ANY QUESTIONS YOU MAY HAVE. WOULD MORNING OR AFTERNOON BE A BETTER TIME FOR FIDELITY TO CONTACT YOU?
Note: If shareholder does not want to speak to Fidelity, thank shareholder and end call.
 WE APPRECIATE YOUR PARTICIPATION IN THIS IMPORTANT PROXY VOTE FOR YOUR FUND. THANK YOU FOR YOUR TIME. (end call)
IF NO MORE QUESTIONS:

TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IT TAKES ABOUT 1 MINUTE TO VOTE BY PHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE.
 Q.  WOULD YOU LIKE TO VOTE BY TELEPHONE?
 If NO: THANK YOU FOR YOUR TIME.  (end call)
If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
Q.  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY
NUMBER?
 If customer does not feel comfortable giving any part of his/her social security number:
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, thank him for his/her time and end call.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. AT YOUR EARLIEST CONVENIENCE, PLEASE REVIEW THE PROXY MATERIAL FROM FIDELITY. BE SURE TO SIGN, DATE AND MAIL THE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
 WE APPRECIATE YOUR PARTICIPATION IN THIS IMPORTANT PROXY VOTE FOR YOUR FUND. THANK YOU FOR YOUR TIME. (end call)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 IF YOU WOULD LIKE TO VOTE BY TELEPHONE, I WILL READ YOU THE PROPOSAL AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN".
 THE MERGER PROPOSAL IS: "TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN (SPARTAN MARYLAND MUNICIPAL INCOME FUND OR SPARTAN ARIZONA MUNICIPAL INCOME FUND) AND FIDELITY MUNICIPAL INCOME FUND."
Q.  DO YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" ?
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR
VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS AFTERNOON/EVENING. (End
call.)

SPARTAN MARYLAND MUNICIPAL INCOME FUND
SPARTAN ARIZONA MUNICIPAL INCOME FUND
FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD.

SPARTAN MARYLAND MUNICIPAL INCOME FUND
SPARTAN ARIZONA MUNICIPAL INCOME FUND
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE (SPARTAN MARYLAND MUNICIPAL INCOME FUND OR SPARTAN ARIZONA MUNICIPAL INCOME FUND). WE ARE ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS YOUR FUND.
PLEASE REVIEW THE PROXY MATERIALS AT YOUR EARLIEST CONVENIENCE AND CAST YOUR VOTE PROMPTLY.
IF YOU WOULD LIKE TO VOTE, YOU MAY EITHER RETURN THE SIGNED PROXY CARD OR CAST YOUR VOTE BY PHONE BY CALLING D.F. KING. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSAL OR WOULD LIKE TO VOTE WITH A SIMPLE TELEPHONE CALL, PLEASE CALL D.F. KING AT 1-800-628-8538. THANK YOU FOR YOUR TIME.

SPARTAN MARYLAND MUNICIPAL INCOME FUND
SPARTAN ARIZONA MUNICIPAL INCOME FUND
(CIRCLE ONE)
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Issues/Best Time to
Call____________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________
Fidelity to contact this shareholder?  (List issues above)
Yes_______No________
Q&A FOR SPARTAN AZ MUNICIPAL INCOME MERGER PROPOSAL
WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
SPARTAN ARIZONA MUNICIPAL INCOME FUND
(solid bullet) (solid bullet)To approve a merger of Spartan Arizona Municipal Income Fund into Fidelity Municipal Income Fund. (Proposal 2) Each fund discussed in the proxy statement votes separately on the merger proposals. It will not be necessary for all three proposals to be approved for any one of them to take place.
WHY ARE YOU CALLING ME SO SOON? I JUST RECEIVED THE PROXY KIT TODAY. Fidelity has asked D.F. King to contact shareholders to ensure that enough votes are cast to hold the shareholder meeting. We are calling you now to coincide with your receiving the proxy material.
ARE THERE DIFFERENCES IN THE INVESTMENT OBJECTIVES OF THE FUNDS BEING
MERGED?
SPARTAN AZ INCOME differs from Fidelity Municipal Income in that Spartan AZ Income is a state municipal bond fund and Fidelity Municipal Income is a federal municipal bond fund. Spartan AZ Income seeks income free from federal and Arizona personal income tax. Normally, at least 65% of the fund's total assets are invested in Arizona municipal securities.
WHO IS THE FUND MANAGER FOR THESE FUNDS?
Jonathan Short currently manages Spartan AZ Income. David Murphy currently manages Fidelity Municipal Income and is expected to manage the combined fund.
HOW DO THE EXPENSE STRUCTURES AND FEES OF THE FUNDS COMPARE? IS THERE A BENEFIT TO ME?
Both funds currently have the same expenses, equal to 0.55% of their assets per year. The combined fund's expenses would be lower, at 0.53%, through December 31, 1999.
Although the funds' expenses are currently the same, they have different contracts with Fidelity Management & Research Company (FMR). SPARTAN AZ INCOME pays an "all-inclusive" management fee to FMR at a rate of 0.55% of average net assets which covers substantially all fund expenses.
FIDELITY MUNICIPAL INCOME has an expense structure that charges separately for management fees and other operating expenses. As of April 1, 1997, FMR has voluntarily agreed to reimburse the fund to the extent that the total operating expenses exceed 0.55% of average net assets.
If the merger is approved, the combined fund will retain Fidelity Municipal Income's current expense structure. However, FMR has agreed to limit the combined fund's expenses to 0.53% of average net assets through December 31, 1999. This represents an expense reduction of 0.02% of the fund's average net assets per year. After that date, the combined fund's expenses could increase or decrease.
WHAT WILL BE THE NAME OF THE SURVIVING FUND AFTER THE MERGERS ARE COMPLETE? If shareholders of Spartan Municipal Income approve the merger of their fund into Fidelity Municipal Income, the combined fund's name will be changed to Spartan Municipal Income Fund. This is Proposal 1 in the enclosed proxy statement.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls or other solicitations.
If quorum is not reached by the time of the Shareholder Meeting (October 6, 1997), the meeting may be adjourned to permit further solicitation of proxy votes.
IF THE PROPOSAL FOR MY FUND IS NOT APPROVED, WILL FIDELITY PROPOSE LIQUIDATING THE FUND?
If the proposal to merge your fund is not approved by shareholders, the Board may consider other options, including a proposal to liquidate the fund.
WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?
The mergers will not be a taxable event (i.e., no gain or loss will be recognized) to any fund or its shareholders.
WHAT WILL BE THE SIZE OF FIDELITY MUNICIPAL INCOME AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If all three proposals discussed in the proxy statement pass, the combined fund will have over $2 billion in assets.
For calendar year 1995, Fidelity Municipal Income returned 16.18% compared with 17.45% for the Lehman Brothers Municipal Bond Index. For calendar year 1996, Fidelity Municipal Income returned 4.94% compared with 4.43% for the Lehman Brothers Municipal Bond Index.
HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY MUNICIPAL INCOME THAT I WILL RECEIVE?
The Closing Date is October 23, 1997. As of 4 p.m. Eastern time on the Closing Date, shareholders will receive the number of full and fractional shares of Fidelity Municipal Income that is equal in value to the aggregate net asset value of their shares on that date.
If the Shareholder Meeting is adjourned, or if other circumstances arise, the Closing Date may be adjusted.
WHAT IMPACT WILL THE MERGER HAVE ON THE SHARE PRICE OF FIDELITY MUNICIPAL
INCOME?
The net asset value per share of Fidelity Municipal Income will not be changed by the merger.
WHAT ARE MY OTHER INVESTMENT ALTERNATIVES?
Fidelity offers Spartan Arizona Municipal Money Market Fund, a money market fund that invests in high quality, short-term municipal securities and seeks current income exempt from federal and Arizona state personal income tax. As a money market fund, it seeks to maintain a stable net asset value. The total return on Spartan Arizona Municipal Money Market Fund for calendar 1996 was 3.35%.
Additional Arizona municipal bond funds are available through Fidelity by calling FundsNetwork at 1-800-544-9697.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
Q&A FOR SPARTAN MD MUNICIPAL INCOME MERGER PROPOSAL
WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
SPARTAN MARYLAND MUNICIPAL INCOME FUND
(solid bullet) (solid bullet)To approve a merger of Spartan Maryland Municipal Income Fund into Fidelity Municipal Income Fund. (Proposal 3) Each fund discussed in the proxy statement votes separately on the merger proposals. It will not be necessary for all three proposals to be approved for any one of them to take place.
WHY ARE YOU CALLING ME SO SOON? I JUST RECEIVED THE PROXY KIT TODAY. Fidelity has asked D.F. King to contact shareholders to ensure that enough votes are cast to hold the shareholder meeting. We are calling you now to coincide with your receiving the proxy material.
ARE THERE DIFFERENCES IN THE INVESTMENT OBJECTIVES OF THE FUNDS BEING
MERGED?
SPARTAN MD INCOME differs from Fidelity Municipal Income in that Spartan MD Income is a state municipal bond fund and Fidelity Municipal Income is a federal municipal bond fund. Spartan MD Income seeks income free from federal and Maryland state and county income tax. Normally, at least 65% of the fund's total assets are invested in Maryland municipal securities. WHO IS THE FUND MANAGER FOR THESE FUNDS?
David Murphy currently manages both Fidelity Municipal Income and Spartan MD Income funds. David Murphy is expected to manage the combined fund.
HOW DO THE EXPENSE STRUCTURES AND FEES OF THE FUNDS COMPARE? IS THERE A BENEFIT TO ME?
Both funds currently have the same expenses, equal to 0.55% of their assets per year. The combined fund's expenses would be lower, at 0.53%, through December 31, 1999.
Although the funds' expenses are currently the same, they have different contracts with Fidelity Management & Research Company (FMR). SPARTAN MD INCOME pays an "all-inclusive" management fee to FMR at a rate of 0.55% of average net assets which covers substantially all fund expenses.
FIDELITY MUNICIPAL INCOME has an expense structure that charges separately for management fees and other operating expenses. As of April 1, 1997, FMR has voluntarily agreed to reimburse the fund to the extent that the total operating expenses exceed 0.55% of average net assets.
If the merger is approved, the combined fund will retain Fidelity Municipal Income's current expense structure. However, FMR has agreed to limit the combined fund's expenses to 0.53% of average net assets through December 31, 1999. This represents an expense reduction of 0.02% of the fund's average net assets per year. After that date, the combined fund's expenses could increase or decrease.
WHAT WILL BE THE NAME OF THE SURVIVING FUND AFTER THE MERGERS ARE COMPLETE? If shareholders of Spartan Municipal Income approve the merger of their fund into Fidelity Municipal Income, the combined fund's name will be changed to Spartan Municipal Income Fund. This is Proposal 1 in the enclosed proxy statement.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls or other solicitations.
If quorum is not reached by the time of the Shareholder Meeting (October 6, 1997), the meeting may be adjourned to permit further solicitation of proxy votes.
IF THE PROPOSAL FOR MY FUND IS NOT APPROVED, WILL FIDELITY PROPOSE LIQUIDATING THE FUND?
If the proposal to merge your fund is not approved by shareholders, the Board may consider other options including a proposal to liquidate the fund.
WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?
The mergers will not be a taxable event (i.e., no gain or loss will be recognized) to any fund or its shareholders.
WHAT WILL BE THE SIZE OF FIDELITY MUNICIPAL INCOME AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If all three proposals discussed in the proxy statement pass, the combined fund will have over $2 billion in assets.
For calendar year 1995, Fidelity Municipal Income returned 16.18% compared with 17.45% for the Lehman Brothers Municipal Bond Index. For calendar year 1996, Fidelity Municipal Income returned 4.94% compared with 4.43% for the Lehman Brothers Municipal Bond Index.
HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY MUNICIPAL INCOME THAT I WILL RECEIVE?
The Closing Date is October 23, 1997. As of 4 p.m. Eastern time on the Closing Date, shareholders will receive the number of full and fractional shares of Fidelity Municipal Income that is equal in value to the aggregate net asset value of their shares on that date.
If the Shareholder Meetings are adjourned, or if other circumstances arise, the Closing Date may be adjusted.
WHAT IMPACT WILL THE MERGER HAVE ON THE SHARE PRICE OF FIDELITY MUNICIPAL
INCOME?
The net asset value per share of Fidelity Municipal Income will not be changed by the merger.
WHAT ARE MY OTHER INVESTMENT ALTERNATIVES?
Additional Maryland municipal bond funds are available through Fidelity by calling FundsNetwork at 1-800-544-9697.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."